UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

Commission File Number of issuing entity: 333-208503-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-208503

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, DE 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), entered into the Class A(2017-1) Terms Agreement, dated January 30, 2017, pursuant to the Underwriting Agreement, dated November 1, 2016 (the “Underwriting Agreement”), among the Issuing Entity, Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”), as depositor, transferor and beneficiary of the Issuing Entity, Chase Bank USA, National Association, a national banking association, as sponsor, servicer and administrator of the Issuing Entity, and J.P. Morgan Securities LLC, as an underwriter and as representative of the underwriters named in the Class A(2017-1) Terms Agreement.

The Underwriting Agreement was included as Exhibit 1.1(a) to the Form 8-K filed with the Securities and Exchange Commission on November 1, 2016 and is incorporated herein by reference.

On January 30, 2017, Skadden, Arps, Slate, Meagher & Flom LLP delivered its tax opinion with respect to the issuance and sale of $900,000,000 of Class A(2017-1) CHASEseries Notes (the “Class A(2017-1) Notes”) to be issued by the Issuing Entity on February 6, 2017 (the “Closing Date”).

In connection with the issuance of the Class A(2017-1) Notes, the chief executive officer of Chase Card Funding has delivered a Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated as of January 30, 2017.

On the Closing Date, the Class A(2017-1) Terms Document will be entered into by the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee and collateral agent.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1)	Class A(2017-1) Terms Agreement, dated January 30, 2017, among Chase Issuance Trust, Chase Card Funding LLC, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

(4.1)	Unexecuted copy of the Class A(2017-1) Terms Document, between Chase Issuance Trust and Wells Fargo Bank, National Association.

(8.1)	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated January 30, 2017.

(36.1)	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated January 30, 2017, with respect to the Class A(2017-1) Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC
as Depositor of the Chase Issuance Trust

By:	/s/ Eve Ngan
Name: Eve Ngan
Title: Chief Executive Officer

Date: January 30, 2017